Exhibit 1.1

VISION MARINE TECHNOLOGIES INC.

UNDERWRITING AGREEMENT

[], 2023

Joseph Gunnar & Co., LLC

30 Broad Street, 11th Floor
New York, NY 10004

Representative of the Underwriters As
named on Schedule I hereto

Ladies and Gentlemen:

The undersigned, Vision Marine Technologies Inc., a corporation organized under the laws of Quebec, Canada (the “Company”), hereby confirms its agreement (this “Agreement”) to issue and sell to the underwriter or underwriters, as the case may be, named in Schedule I hereto (each, an “Underwriter” and, collectively, the “Underwriters”), for whom Joseph Gunnar & Co., LLC is acting as representative (in such capacity, the “Representative”), an aggregate of [   ] common shares (the “Firm Shares” or “Firm Securities”), no par value, of the Company (the “Common Shares”). The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Securities set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price of $[  ] per Firm Share. The Firm Securities are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined below).

For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Securities, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase additional Common Shares (the “Option Shares”) up to, and not to exceed, [   ] Common Shares in the aggregate.1 The Option Shares are herein after referred to together as the “Option Securities”). The purchase price and exercise price, as applicable, to be paid per Option Security shall be equal to the prices per applicable Firm Security set forth in the first paragraph hereof. The Firm Securities and the Option Securities are hereinafter referred to together as the “Public Securities.” The offering and sale of the Public Securities is hereinafter referred to as the “Offering.”

1.	Purchase, Sale, and Delivery of the Securities

(a)Purchase of Firm Securities. Subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and on the basis of the representations, warranties, and agreements herein contained and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly to purchase from the Company, the Firm Securities at a purchase price set forth in the first paragraph hereof, which represents a six percent (6%) discount to the public offering price per Firm Security.

(b)Closing Date. Delivery and payment for the Firm Securities shall be made at 10:00 a.m., New York time, on the second (2nd) Business Day following the date of this Agreement (or the third (3rd) Business Day following the dated of this Agreement if executed after 4:30 p.m. New York time) or at such other time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Securities is called the “Closing Date.”  The closing of the payment of the purchase price for, and delivery of the Firm Securities is referred to herein as the “Closing.”  Payment for the Firm Securities shall be made on the Closing Date by wire transfer in federal (same day) funds upon delivery to the Underwriters of the Firm Shares through the full fast transfer facilities of the Depository Trust Company (the “DTC”) through its Deposit and Withdrawal at Custodian system (“DWAC”) for the account of the Underwriters as provided to the Company in writing. The Firm Securities shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one (1) Business Day prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Securities for delivery at least one (1) Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Securities except upon

1 An amount equal to 15% of the Firm Securities.

tender of payment by the Representative for all the Firm Securities. The term “Business Day” shall mean any day other than a Saturday, Sunday, or any day on which the major stock exchanges in New York, New York are not open for business.

(c)Option Securities; Option Closing Date. In addition, on the basis of the representations, warranties, and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants the Over-Allotment Option to the several Underwriters to purchase, severally and not jointly, the Option Securities at a price per Option Security set forth in the second paragraph hereof. The Over-Allotment Option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within forty-five (45) days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Securities as to which the Underwriters are exercising the option and (ii) the time, date, and place at which book-entry entitlements for the Option Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of the Firm Securities and such Option Securities). Any such time and date of delivery, if subsequent to the Closing Date, is called an “Option Closing Date,” shall be determined by the Representative and shall not be earlier than two (2) or later than five (5) Business Days after delivery of such notice of exercise.

If any Option Securities are to be purchased, (1) each Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Securities to be purchased as the number of Firm Securities set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Securities and (b) the Company agrees to sell up to the number of Option Securities set forth in the applicable notice up to the maximum number of Option Securities set forth in the second paragraph hereof (subject to such adjustments to eliminate fractional shares as the Representative may determine).  The Representative may cancel the Over-Allotment Option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)Public Offering of the Securities. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, their respective portions of the Firm Securities as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(e)Payment for the Securities. Payment for the Firm Securities shall be made at the Closing Date (and, if applicable, the Option Securities at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company. It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Securities and any Option Securities the Underwriters have agreed to purchase. Joseph Gunnar & Co., LLC, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Firm Securities and any Option Securities to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)Delivery of the Securities. The Company shall deliver, or cause to be delivered to the Representative book-entry entitlements for the Firm Shares in such denominations and registered in such names as the Underwriter or its designees request, at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Firm Shares shall be made through DWAC to a participant designated by the Underwriter.

The Company shall also deliver, or cause to be delivered to the Representative book-entry entitlements for the Option Shares in such denominations and registered in such names as the Underwriter or its designees request, at the Option Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.

If the Representative so elects, delivery of the Firm Shares and Option Shares, if any, will be made by credit to the accounts designated by the Representative (and as provided to the Company in writing) through DWAC. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(g)Representative Warrants. The Company shall issue to Joseph Gunnar & Co., LLC or its designees on each of the Closing Date and each Option Closing Date, warrants (the “Representative Warrants”) to purchase that number of Common Shares equal to five percent (5%) of the aggregate number of Common Shares issued on each of the Closing Date and each Option Closing Date. The Representative Warrants shall be in a customary form reasonably acceptable to the Underwriter and the Company, shall be exercisable, in whole or in part, immediately and shall expire on the five-year anniversary of the date of commencement of sales of the Firm Securities pursuant to the Registration Statement at an initial exercise price per Common Share equal to 125% of the price per Firm Share set forth in paragraph one hereof. The Representative Warrants shall be subject to the limitation on exercise set forth in FINRA Rule 5110(g)(8); provided, however, that pursuant to FINRA Rule 5110(e)(1) the Representative Warrants shall not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days commencing on the date of sales of the Firm Securities, consistent with FINRA Rule 5110(e)(1), except for the transfers enumerated in FINRA Rule 5110(e)(2). The Representative Warrants and the Common Shares issuable upon exercise of the Representative Warrants are hereinafter referred to collectively as the “Representative’s Securities.” The form of the Representative Warrant is attached hereto as Exhibit 1.

2.Representation and Warranties of the Company. The Company represents, warrants, and covenants to, and agrees with, each of the Underwriters, that, as of the date hereof and as of the Closing Date:

(a)The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (Registration No. 333-[      ]), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Public Securities which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits, and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.”  If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Public Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits and schedules thereto and any information incorporated by reference therein pursuant to the Rules and Regulations on or before the Effective Date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Underwriters for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b)At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, and at the Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not, as of the date of such amendment or supplement, contain an untrue statement of a material fact and did not and will not, as of the date of such amendment or supplement, omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made as of its date, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of: the statements set forth in the “Underwriting” section of the Prospectus only insofar as such statements relate to the names and corresponding Security amounts set forth in the table of Underwriters, the amount of selling concession and re-allowance, the over-allotment option, and related activities that may be undertaken by the Underwriters under the “Underwriting Discounts, Commissions and Expenses,” “Over-Allotment Option,” “Stabilization,” “Other Activities and Relationships,” and “Electronic Distribution” sub sections (the “Underwriters’ Information”).

(c)Neither: (i) the Pricing Disclosure Package (“Pricing Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below) when considered together with the Pricing Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omits or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Pricing Disclosure Package, or any Issuer-Represented Limited-Use Free Writing Prospectus (as defined below) in conformity with the Underwriters’ Information. Each of (i) any electronic road show or investor presentation (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) delivered to and approved by the Underwriters for use in connection with the marketing of the Offering as of the time of their use and at the Closing Date and on each Option Closing Date, if any and (ii) any individual Written Testing-the-Waters Communication (as defined herein), when considered together with the Pricing Disclosure Package at the Closing Date and on each Option Closing Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The term “Applicable Time” means [     ], 2023, [ ]:00 [a.m./p.m.] (Eastern time). The term “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Shares that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act. The term “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III to this Agreement. The term “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 under the Securities Act, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission. The term “Pricing Disclosure Package” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with any Issuer Represented General Free Writing Prospectus, if any, identified on Schedule III hereto and the pricing information set forth on Schedule IV hereto.

(d)Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts, or will conflict with the information contained in the then-current Registration Statement, Preliminary Prospectus, or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Preliminary Prospectus, or Prospectus relating to the Public Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement, or omission. The preceding two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus in conformity with the Underwriters’ Information.

(e)The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Pricing Disclosure Package, any Issuer Represented Limited-Use Free Writing Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior written consent of the Representative, the Company has not made and will not make any offer relating to the Public Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the Representative shall be deemed to have been given in respect of any free writing prospectus referenced on Schedule III attached hereto. The Company has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the Closing Date, including timely filing with the Commission where required, legending, and record keeping. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(f)The Company has full legal right, power, and authority to enter into this Agreement and any other related agreements (such documents collectively, the “Transaction Documents”) and perform the transactions contemplated hereby. The Company has duly and validly authorized the Transaction Documents and each of the transactions contemplated thereby. This Agreement has been duly authorized, executed, and delivered by the Company and is a legal, valid, and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general equitable principles.

(g)The Firm Shares and the Option Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, mortgage, hypothecation, lien, encumbrance, security interest, or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal, or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Public Securities, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Registration Statement, the Pricing Disclosure Package, and the Prospectus.

(h)Ernst & Young LLP (the “Auditor”), whose reports relating to the Company are included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”). To the Company’s knowledge, the Auditor is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”). The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(i)Subsequent to the respective dates as of which information is presented in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus: (i) the Company has not declared, paid, or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which could reasonably be expected to result in a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties, or prospects of the Company or any of its Subsidiaries (as hereinafter defined) considered as a whole; (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Representative’s Warrants, the Registration Statement, the Pricing Disclosure Package, and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations, and transactions which are disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus.

(j)The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement, the Pricing Disclosure Package, or the Prospectus, are not subject to any preemptive rights, rights of first refusal, or similar rights. The Company has an authorized, issued, and outstanding capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing option plans, or changes in the number of outstanding Common Shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The description of the securities of the Company in the Registration Statement, the Pricing Disclosure Package, and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement, the Pricing Disclosure Package, or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(k)Except as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants, or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company or any of its Subsidiaries and (B) there are no contracts, agreements, or understandings between the Company and/or any of its Subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person and any such rights so disclosed have been waived by the holders thereof in connection with this Agreement and the transactions contemplated hereby including the Offering.

(l)Reserved.

(m)The subsidiaries of the Company (the “Subsidiaries”), together with their respective jurisdictions of incorporation are listed on Schedule V hereto. Each of the Subsidiaries is wholly-owned (directly or indirectly) by the Company and no person or entity has any right to acquire any equity interest in any of the Subsidiaries. Except for the Subsidiaries, the Company does not own any equity interest in any other corporation, limited liability company, or other entity.

(n)The Company and each of its Subsidiaries has been duly incorporated, organized, or formed and validly exists as a corporation or limited liability company in good standing under the laws of the state of its incorporation, organization or formation. Except as described in the Registration Statement, the Disclosure Package and the Prospectus and such as could not reasonably be expected to result in a Material Adverse Effect (as defined below), the Company and each of its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership, or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased, or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties, or prospects of the Company or any of its Subsidiaries considered as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Representative’s Warrants, the Registration Statement, the Pricing Disclosure Package, and the Prospectus (any such effect being a “Material Adverse Effect”).

(o)Neither the Company nor any of its Subsidiaries is: (i) in violation of its certificate or bylaws, operating agreement, or other organizational documents, (ii) in default under any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, security interest, charge, or other encumbrance (a “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree, or order of any judicial, regulatory, or other legal or governmental agency or body, foreign, or domestic, except, in the case of subsections (ii) and (iii) above, for such violations or defaults which (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

(p)Reserved.

(q)The execution, delivery, and performance by the Company of each of the Transaction Documents and all other agreements, documents, certificates, and instruments required to be delivered pursuant to the Transaction Documents and consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with, require consent under, or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement, instrument, franchise, license, or permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties, operations, or assets may be bound, or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, operating agreement, or other organizational documents of the Company or any of its Subsidiaries, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree, or order of any judicial, regulatory, or other legal or governmental agency or body, domestic or foreign applicable to the Company or any of its Subsidiaries, or (iv) except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, trigger a reset or repricing of any outstanding securities of the Company; except in the case of subsection (i) for any default, conflict, or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(r)Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company and each of its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings, and permits of, with and from all judicial, regulatory, and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease, and operate their respective properties and conduct their respective businesses as they are now being conducted and as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and each such Consent is valid and in full force and effect, except which (individually or in the aggregate), in each such case, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, neither the Company nor any of its Subsidiaries has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any of its Subsidiaries could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus.

(s)The Company and each of its Subsidiaries is in compliance with all applicable material laws, rules, regulations, ordinances, directives, judgments, decrees, and orders, foreign and domestic, except for any noncompliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect.

(t)The Company has filed with the Commission a Form 8-A (File Number 001-39730) providing for the registration of the Common Shares (the “Form 8-A Registration Statement”). The Common Shares are registered pursuant to Section 12(b) under the Exchange Act. The Form 8-A Registration Statement was certified by The Nasdaq Stock Market LLC on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(u)The Common Shares are listed on The Nasdaq Capital Market of The Nasdaq Stock Market LLC (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting its Common Shares, including the Firm Shares and Option Shares, from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing. All applicable forms have been properly and timely submitted to the Exchange with regard to the offering of the Public Securities.

(v)No consent, approval, authorization, order, registration, or qualification of or with any Governmental Authority is required for the execution, delivery, and performance by the Company of this Agreement and the issuance and sale by the Company of the Shares, except for such consents, approvals, authorizations, orders, notifications, and registrations or qualifications as may be required under applicable state securities laws or by the bylaws and rules of the Financial Industry Regulatory Authority (“FINRA”) or the Exchange in connection with the sale of the Shares.

(w)Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there is no judicial, regulatory, arbitral, or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any of its Subsidiaries is a party or of which any property, operations, or assets of the Company or any of its Subsidiaries is the subject which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, no such proceeding, litigation, or arbitration is threatened or contemplated and the defense of any such proceedings, litigation, and arbitration against or involving the Company or any of its Subsidiaries would not reasonably be expected to have a Material Adverse Effect.

(x)The financial statements, including the notes thereto, included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal yearend adjustments and do not contain certain footnotes. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, or the Prospectus. The other financial information included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus and the books and records of the respective entities presented therein.

(y)There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus in accordance with Regulation S-X, which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(z)The statistical, industry-related, and market-related data included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(aa)The Company has established disclosure controls and procedures over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures designed to ensure that information relating to the Company that will be required to be disclosed in the reports that it will file or submit under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(bb)Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Board of Directors of the Company (the “Board”) has not been informed, nor is the Company aware, of: (i) any significant deficiencies and material weaknesses in the design of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(cc)Neither the Company nor any of its Affiliates (as defined in the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(dd)Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, other than securities issued pursuant to the Company’s existing equity incentive or stock option plans or Common Shares issuable upon the exercise of then outstanding options, warrants and convertible securities or de minimus issuances of securities in amounts totaling in the aggregate less than 1% of the issued and outstanding Common Shares, neither the Company nor any of its Affiliates has sold or issued any securities during the six (6)-month period preceding the date of the Prospectus, including, but not limited to, any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act.

(ee)To the knowledge of the Company, all information contained in the questionnaires completed by each of the Company’s officers and directors immediately prior to the Offering, including any certificates, and provided to the Representative as well as the biographies of such officers and directors in the Registration Statement are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(ff)To the knowledge of the Company, no director or officer of the Company or any of its Subsidiaries is subject to any non-competition agreement or non-solicitation agreement with any current employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(gg)The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(hh)No relationship, direct or indirect, exists between or among any of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer, or supplier of the Company or, to the knowledge of the Company, any Affiliate of the Company, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarbanes-Oxley directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(ii)The Company is in material compliance with the rules and regulations promulgated by the Exchange or any other governmental or self-regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. All members of the Board who are required to be “independent” (as that term is defined under applicable laws, rules, and regulations), including, without limitation, all members of the audit committee of the Board, meet the qualifications of independence as set forth under applicable laws, rules, and regulations. The audit committee of the Board has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules, and regulations). The audit committee of the Board was validly appointed, and its composition satisfies the requirements of the rules and regulations of the Exchange. The charter of the audit committee was validly adopted and satisfies the requirements of the rules and regulations of the Exchange.

(jj)Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company and each of its Subsidiaries owns or leases all such properties (other than intellectual property, which is covered by Section 2(kk)) as are necessary to the conduct of its business as presently operated as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus. The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of its Subsidiaries. Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, any real property and buildings held under lease or sublease by the Company or any of its Subsidiaries are held by it under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of its Subsidiaries.

(kk)The Company and each of its Subsidiaries: (i) owns, possesses, or has the adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, or procedures, “Intellectual Property”) necessary for the conduct of its businesses as being conducted and as described in the Registration Statement, the General Disclosure, and Prospectus and (ii) has no knowledge that the conduct of its business conflicts or will conflict with the rights of others, and it has not received any notice of any claim of conflict with, any right of others. Except as set forth in the Registration Statement, the Pricing Disclosure Package, or the Prospectus, neither the Company nor any of its Subsidiaries has granted or assigned to any other Person any right to sell any of the products or services of the Company or its Subsidiaries. To the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret, or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, neither the Company nor any of its Subsidiaries has received any claim for royalties or other compensation from any Person, including any employee of the Company or any of its Subsidiaries who made inventive contributions to the technology or products of the Company or any of its Subsidiaries that are pending or unsettled, and except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus neither the Company nor any of its Subsidiaries has or will have any obligation to pay royalties or other compensation to any Person on account of inventive contributions.

(ll)The agreements and documents described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the applicable provisions of the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or businesses are or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or attached as an exhibit thereto, or (ii) is material to the business of the Company or any of its Subsidiaries, has been duly and validly executed by the Company or its Subsidiary, as applicable, is in full force and effect in all material respects and is enforceable against the Company or its Subsidiary in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal, and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company or any of its Subsidiaries, and neither the Company, any Subsidiary nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder, in any such case, which would result in a Material Adverse Effect.

(mm)The disclosures in the Registration Statement, the Pricing Disclosure Package, and the Prospectus concerning the effects of foreign, federal, state, and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(nn)The Company and its Subsidiaries each (i) has made or filed all United States federal, state, and local income and all foreign income and franchise tax returns, reports, and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local, or foreign taxes is pending or, to the Company’s knowledge, threatened. There is no tax lien, whether imposed by any federal, state, foreign, or other taxing authority, outstanding against the assets, properties, or business of the Company or any of its Subsidiaries, other than liens for taxes not yet delinquent, or being contested in good faith by appropriate proceedings and for which reserves in accordance with GAAP have been established in the Company’s books and records. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(oo)No labor disturbance or dispute by or with the employees of the Company or any of its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exists or, to the Company’s knowledge, is threatened. The Company and each of its Subsidiaries is in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to its employees.

(pp)The Company operates and is currently in material compliance with the applicable laws and rules and regulations of all applicable government agencies except where the failure to be in compliance would not have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, there is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice, warning letter, or other communication from any governmental entity or any non-U.S. counterparts thereof.

(qq)Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, and would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each of its Subsidiaries has at all times operated its business in material compliance with all Environmental Laws (as hereinafter defined), and no material expenditures are or will be required in order to comply therewith. Neither the Company nor any of its Subsidiaries has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits, or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. 2601, et seq.

(rr)The Company and each of its Subsidiaries maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have Material Adverse Effect. The Company reasonably believes that it and each of its Subsidiaries will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its respective business and the value of its respective properties at a cost that would not have a Material Adverse Effect.

(ss)Except as would not result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities any filing, declaration, listing, registration, report, or submission that is required to be so filed for the business operation of the Company or such Subsidiary as currently conducted. All such filings were in material compliance with applicable laws when filed and no deficiencies have been asserted in writing by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports, or submissions. The Company and each of its Subsidiaries holds, and is in material compliance with, all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates, and orders (“Permits”) of any governmental or self-regulatory agency, authority, or body required for the conduct of the business of the Company and each of its Subsidiaries as currently conducted, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(tt)Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its Subsidiaries including, without limitation, any director, officer, agent, or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(uu)Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(vv)The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and each of its Subsidiaries is subject, the rules and regulations thereunder, and any related or similar rules, regulations, or guidelines, issued, administered, or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ww)Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any director, officer, agent, employee, or Affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute, or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xx)Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor, or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, to the Company’s knowledge, there are no other arrangements, agreements, or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA. Except as set forth in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee, or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member participating in the Offering within the twelve (12)-month period prior to the date on which the Registration Statement was filed with the Commission (the “Filing Date”) or thereafter. To the Company’s knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of five percent (5%) or more of the Company’s unregistered securities or that of its subsidiaries, or (iii) owner of any amount of the Company’s unregistered securities acquired within the one hundred eighty (180)-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member participating in the Offering. The Company will advise the Underwriters and their respective counsel if it becomes aware that any officer, director, or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(yy)As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status, or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations, or results of operations of the Company and its Subsidiaries either individually or taken as a whole, as the context requires.

(zz)As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers and directors of the Company who executed the Registration Statement, with the assumption that such executive officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as executive officers or directors of the Company).

(aaa)Any certificate signed by or on behalf of the Company and delivered to the Underwriters or its counsel (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule I hereto as to the matters covered thereby.

3.Offering. Upon authorization of the release of the Public Securities by the Representative, the Underwriters shall offer the Public Securities for sale to the public upon the terms and conditions set forth in the Prospectus.

4.Covenants of the Company. The Company acknowledges, covenants, and agrees with the Representative, and as applicable, the Representative acknowledges, covenants, and agrees with the Company, that:

(a)The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(b)During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the opinion of Underwriters’ Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably object within twenty-four (24) hours of delivery thereof to the Representative and Underwriters’ Counsel.

(c)After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the Pricing Disclosure Package, or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the Pricing Disclosure Package, the Prospectus, or any Issuer-Represented Free Writing Prospectus, or of any proceedings to remove, suspend, or terminate from listing the Common Shares from any securities exchange upon which they are listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d)(i) During the Prospectus Delivery Period, the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Public  Securities as contemplated by the provisions hereof, the Pricing Disclosure Package, the Registration Statement, and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement, or omission.

(e)The Company will promptly deliver to the Representative and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to the Representative such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Representative with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f)The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g)If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule III of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h)The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Public Securities for offering and sale under the securities laws relating to the offering or sale of the Public Securities of such jurisdictions, domestic or foreign, as the Representative may reasonably designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction, to execute a general consent to service of process in any such jurisdiction, or to subject itself to taxation in any such jurisdiction if it is otherwise not so subject.

(i)During the sixty (60) day period following the date of this Agreement (the “Company Lock-up Period”), the Company and its Subsidiaries may not, without the prior written consent of the Representative, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (except that the Company may grant awards under the Company’s existing equity incentive or stock option plans in the ordinary course of business as long as the Company does not file a Form S-8 or other registration statement covering common stock underlying the awards or otherwise issued as awards during the Company Lock-Up Period); (ii) file or caused to be filed any registration statement with the Commission relating to the Offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, except such amendments to previously filed registration statements regarding the resale of securities of the Company pursuant to existing registration rights agreements between the Company and such holders; (iii) complete any Offering of debt securities of the Company, other than entering into a line of credit with a traditional bank, or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

(j)Schedule II attached hereto contains a complete and accurate list of the Company’s executive officers and directors, (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, substantially in the form attached hereto as Exhibit 2 (the “Lock-Up Agreement”), prior to the execution of this Agreement. During the applicable lock-up period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale, or transfer of Common Shares or related securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Lock-Up Parties.

(k)If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a Lock-Up Agreement described in Section 4(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three (3) business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by (i) a press release substantially in the form of Exhibit 3 hereto through a major news service or (ii) any other method that satisfies the obligations described in FINRA Rule 5131 (d)(2) at least two (2) business days before the effective date of the release or waiver.

(l)For a period of one (1) year from the Closing Date, the Company shall retain VStock Transfer, LLC as the Company’s transfer agent and registrar for the Common Shares or an alternative transfer and registrar agent for the Common Shares reasonably acceptable to the Representative.

(m)For a period of at least one (1) year from the Effective Date, the Company shall retain a nationally recognized PCAOB registered independent public accounting firm

(n)During the period of one (1) year from the Effective Date, the Company will make available to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative: (i) as soon as practicable after they are available, copies of any reports, financial statements, and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request in writing pursuant to a specific regulatory or liability issue; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(o)The Company will not issue press releases or engage in any other publicity without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first (1st) Business Day following the fortieth (40th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(p)The Company will apply the net proceeds from the sale of the Public Securities as set forth under the caption “Use of Proceeds” in the Prospectus.

(q)The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Shares on the Exchange, the NYSE, or the NYSE American, for at least one (1) year after the Closing Date.

(r)The Company, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act, and the Rules and Regulations within the time periods required thereby.

(s)The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Public Securities.

(t)The Company will not take and will use its reasonable best efforts to cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Public Securities.

(u)The Company shall cause to be prepared and delivered to the Representative, at its expense, within two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Public Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(v)The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Public Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule III. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  Each of the Company and the Representative represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending, and record keeping.

(w)The Company hereby grants the Representative the right of first refusal for a period of twelve (12) months from the Closing Date to act as underwriter and bookrunner or placement agent for any and all future public and private equity and debt offerings of the Company or any successor or any Subsidiary of the Company during such twelve (12) month period or as financial advisor for any strategic transaction, including a merger, acquisition, joint venture, minority investment, or asset sale during such twelve (12) month period, with the Representative due a minimum of 35% of the total economics paid in any such transaction(s) (“Right of First Refusal”). The Company shall provide written notice to the Representative with the terms of any such proposed offering including the material terms thereof, by email, registered mail, or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any such transaction within ten (10) Business Days after written notice is delivered, then the Representative will have no further claim or right with respect to the transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any transaction; provided that any such election by the Representative will not adversely affect its Right of First Refusal with respect to any other transaction during the period of the Right of First Refusal.

(x)Provided that the Firm Securities are sold in accordance with the terms of this Agreement, in the event any individual or entity (including affiliates of such persons) that was contacted by the Representative in connection with the Offering subsequently provides the Company capital via any transaction during the period commencing on the Closing Date and ending twelve (12) months thereafter, the Company shall be obligated to pay the applicable Underwriter a cash fee of six percent (6%) of the gross proceeds of any such investments.

(y)The Company will not take, and will use its reasonable best efforts to ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Shares or any reference security with respect to the Common Shares, whether to facilitate the sale or resale of the Public Securities or otherwise, and the Company will, and shall use its reasonable best efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M.

5.Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement, the Registration Statement, and the Prospectus are consummated, or this Agreement is terminated, the Company hereby agrees to pay all reasonable and documented costs and expenses incident to the performance of its obligations hereunder including the following:

(i)all filing fees and communication expenses related to the registration of the Public Securities to be sold in the Offering including all expenses in connection with the preparation, printing, formatting for EDGAR, and filing of the Registration Statement, any Preliminary Prospectus, and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii)all fees and expenses in connection with filings with FINRA;

(iii)all fees, disbursements, and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;

(iv)the costs, if any, of all mailing and printing of the underwriting documents (including this Agreement, any blue sky surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney);

(v)all reasonable travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares;

(vi)any stock transfer taxes payable upon the transfer of securities by the Company to the Underwriters and any other taxes incurred by the Company in connection with this Agreement or the Offering;

(vii)up to $19,950 of the costs associated with book building, prospectus tracking, and compliance software and the cost of preparing certificates representing the Public Securities.

(viii)the cost and charges of any transfer agent or registrar for the Firm Shares or Option Shares;

(ix)up to $10,000 of the cost and expenses in conducting background checks of the Company’s officers and directors by a background search firm acceptable to the Representative;

(x)the reasonable and documented fees and expenses of Underwriter’s legal counsel not to exceed $125,000;

(xi)the cost of preparing, printing, and delivering certificates representing each of the Shares;

(xii)all other costs, fees, and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section;

(xiii)up to $25,000 of the Representative’s accountable “road show” expenses for the Offering; and

(b)The Representative’s total out-of-pocket accountable expenses (including reasonable and documented legal fees and expenses) in connection with the Offering shall not exceed $194,950. This $194,950 amount shall be inclusive of any advance for accountable expenses previously paid by the Company to the Representative (the “Advance”). Notwithstanding the foregoing, any amounts paid or payable under this Section 5 in no way limits or impairs the indemnification and contribution obligations set forth in Section 7 hereof and any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

(c)Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated, pursuant to Section 11(b) hereof, or subsequent to the occurrence of a Material Adverse Change, the Company will pay the out-of-pocket expenses actually incurred as allowed under FINRA Rule 5110 by the Underwriters through the date of such termination (including the fees and disbursements of Underwriters’ Counsel). In the event the Offering is terminated prior to the Closing Date, the Representative’s total out-of-pocket accountable expenses (including reasonable and documented legal fees and expenses) in connection with the Offering shall not exceed $50,000. Notwithstanding the foregoing, the Advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

(d)The Company further agrees that, in addition to the expenses payable pursuant to Section 5(a), on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Shares.

6.Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares or the Option Shares, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements, or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares or the Option Shares, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Public Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the Pricing Disclosure Package, or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if in the Representative’s opinion such deficiency is curable, the Representative shall have given the Company reasonable notice of such deficiency and a reasonable chance to cure such deficiency.

(c)The Representative shall have received the written opinion and negative assurance letter of the securities counsel for the Company, dated as of the Closing Date and addressed to the Representative substantially in the form reasonably acceptable to the Representative.

(d)The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 1 and 2 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions, and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof, amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e)On the date of this Agreement and on each Closing Date, the Representative shall have received a “cold comfort” letter from the Auditor as of the date of delivery and addressed to the Representative and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement and the Prospectus covered by such letter.

(f)Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties, or prospects of the Company including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war, or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus.

(g)Prior to the execution and delivery of this Agreement, the Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Exhibit 2.

(h)As of the Closing Date, the Firm Shares, Option Shares and Registered Warrant Shares shall be listed and admitted and authorized for trading on the Exchange and satisfactory evidence of such action shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Shares under the Exchange Act or delisting or suspending from trading the Common Shares from the Exchange, nor has the Company received any information suggesting that the Commission or the Exchange is contemplating terminating such registration of listing. The Firm Shares, Option Shares and Registered Warrant Shares shall be DTC eligible.

(i)FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j)No action shall have been taken and no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Public Securities; and no injunction or order of any federal, state, or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Public Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(k)The Company shall have furnished the Representative with a Certificate of Attestation for the Company certified by the Registraire des Entreprises du Québec.

(l)On the Closing Date and each Option Closing Date as the case may be, there shall have been issued to the Representative, a Representative’s Warrant in the form attached hereto as Exhibit 1.

(m)The Company shall have furnished the Representative and Underwriters’ Counsel with such other certificates, opinions, or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled or waived when and as required by this Agreement, or if any of the certificates, opinions, written statements, or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.Indemnification.

(a)The Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, and employees, and each Person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages, and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced, or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, liabilities, claims, damages, or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Public Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) (collectively “Marketing Materials”), or (C) any filings or reports filed by the Company under the Exchange Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law, and, in each case, will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, or any such amendment or supplement, any Marketing Materials, in reliance upon and in conformity with the Underwriters' Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of an Underwriter to the extent that any loss, liability, claim, damage, or expense of such Underwriter results from the fact that a copy of the Prospectus was not given or sent to the Person asserting any such loss, liability, claim, or damage at or prior to the written confirmation of sale of the Shares to such Person as required by the Securities Act and the rules and regulations thereunder, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under this Agreement.

(b)Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages, and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced, or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, liabilities, claims, damages, or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage, or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the aggregate underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 2(b) hereof.

(c)Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party, or any of them, in conducting the defense of any such action or there may be legal defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties and shall be paid as incurred. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably delayed, withheld, or denied), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action, or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise, or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action, or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8.Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities, and expenses of the nature contemplated by such indemnification provision (including any investigation, legal, and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities, and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the

Company or the Underwriters and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing, or defending against any litigation, or any investigation or proceeding by any judicial, regulatory, or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the aggregate discounts and commissions applicable to the Public Securities underwritten by it and distributed to the public and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section II(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

9.Underwriter Default.

(a)If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Securities hereunder, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate of the number of Firm Securities, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule I hereto bears to the aggregate number of Firm Securities set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b)In the event that the aggregate number of Default Securities exceeds ten percent (10%) of the number of Firm Securities, the Representative may in its discretion arrange for themselves or for another party or parties (including any non defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within forty-eight (48) hours after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9, and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Securities.

10.Survival of Representations and Agreements. All representations and warranties, covenants, and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Sections 5, 10, 14, and 15, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors, or any controlling Person thereof, and shall survive delivery of and payment for the Public Securities to and by the Underwriters. The representations contained in Section 2 hereof and the covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 12, 13, 14, and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof. The representations and covenants contained in Sections 2, 3, and 4 hereof shall survive termination of this Agreement if any Public Securities are purchased pursuant to this Agreement.

11. Effective Date of Agreement; Termination.

(a)This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement; and (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 5, 7, 8, 12, 13, 14, and 15, inclusive, shall remain in full force and effect at all times after the execution hereof. If this Agreement is terminated after any Public Securities have been purchased hereunder, the provisions of Sections 2, 3, and 4 hereof shall survive termination of this Agreement.

(b)The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; (ii) trading on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the Exchange or by order of the Commission, FINRA, or any other governmental authority having jurisdiction; (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have been publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial, or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Securities on the terms and in the manner contemplated by the Prospectus.

(c)Any notice of termination pursuant to this Section 11 shall be in writing.

(d)Except in the case of a default by the Underwriters, pursuant to Section 9(b) above, if this Agreement shall be terminated prior to the Closing Date pursuant to any of the provisions hereof or if the sale of the Public Securities provided for herein is not consummated, the Company will, subject to demand by the Representative, reimburse the Underwriters for those out-of-pocket expenses (including the reasonable fees and expenses of Underwriters’ Counsel) actually incurred, up to $50,000, provided, however, that such expense cap shall in no way limit or impair the indemnification and contribution provisions set forth herein. .

12.Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the email address set forth below at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address as provided by the applicable party on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  Notices shall be addressed to the respective parties as follows, or to such other address as a party shall specify to the others in accordance with these notice provisions:

If to the Underwriter:

Joseph Gunnar & Co., LLC

30 Broad Street, 11th Floor
New York, NY 10004

Attn: Peter R. Serra, Executive Managing Director

Email: Pserra@jgunnar.com

with a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Square

New York, NY 10036

Attn: M. Ali Panjwani, Esq.

Email: ali.panjwani@pryorcashman.com

If to the Company:

Vision Marine Technologies Inc.

730 Boulevard du Cure-Boivin

Boisbriand, Quebec J7G 2A7, Canada

Attention:

Email:

with a copy (which shall not constitute notice) to:

Ortoli Rosenstadt LLP

366 Madison Ave., 3rd Floor

New Yor, NY 10017

Attention: Bill Rosenstadt, Esq.

Email: wsr@orllp.legal

13.Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees, and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs, and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14.Submission of Jurisdiction; Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction the federal courts of the United States of America or the courts of the State of New York, in each case located in the City of New York and County of New York, for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH PARTY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

15.Entire Agreement. This Agreement, together with the exhibits, schedules, and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, constitutes the entire agreement of the parties to this Agreement and supersedes all prior or contemporaneous written or oral agreements, understandings, promises, and negotiations with respect to the subject matter hereof.

16.Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18.Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance, or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance, or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance, or non-fulfillment.

19.No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Shares. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors, or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Shares, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Shares; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

21.Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22.Time is of the Essence. Time shall be of the essence of this Agreement.

[Signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

VISION MARINE TECHNOLOGIES INC.

By:
Name: John Farlinger
Title: Chief Executive Officer

Accepted by the Representative, acting for themselves and as

Representative of the Underwriters named on Schedule I attached hereto, as of the date first written above:

JOSEPH GUNNAR & CO., LLC

By:
Name: Stephan A. Stein
Title: President

SCHEDULE I

Underwriter	Firm Shares Being Purchased	Option Shares Being Purchased
Joseph Gunnar & Co., LLC	[ ]	[ ]
Total	[ ]	[ ]

SCHEDULE II

Lock-Up Parties

Directors and Executive Officers

Alexandre Mongeon

Kulwant Sandher

Carter Murray

Steve P. Barrenechea

Patrick Bobby

Philippe Couillard

Luisa Ingargiola

Mario Saucier

SCHEDULE III

Free Writing Prospectus

None.

SCHEDULE IV

Pricing Information

Number of Firm Shares:

Number of Option Shares:

Public Offering Price per Share: $[  ]

Underwriting Discount per Share: $[  ]

Aggregate Proceeds to Company (before expenses): $[    ]

SCHEDULE IV

Subsidiaries

SUBSIDIARIES	Legal Name	Jurisdiction	Ownership

Exhibit 1

Form of Representative Warrant

(See attached.)

Exhibit 2

Form of Lock-Up Agreement

(See attached.)

Exhibit 3

Form of Press Release

(See attached.)